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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------

                         MARCH 19, 2002 (MARCH 19, 2002)
               (DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED))


                               CENDANT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         DELAWARE                       1-10308               06-0918165
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NO.)     (I.R.S. EMPLOYER
      OF INCORPORATION OR                                IDENTIFICATION NUMBER)
         ORGANIZATION)


              9 WEST 57TH STREET
                 NEW YORK, NY                                      10019
       (ADDRESS OF PRINCIPAL EXECUTIVE                          (ZIP CODE)
                   OFFICE)


                                 (212) 413-1800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                      NONE
       (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF APPLICABLE)





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Item 5.  Other Events

         EXCEPT AS EXPRESSLY INDICATED OR UNLESS THE CONTEXT OTHERWISE REQUIRES, "CENDANT", "WE", "OUR", OR "US" MEANS CENDANT CORPORATION, A DELAWARE CORPORATION, AND ITS SUBSIDIARIES.

         On March 19, 2002, we announced that in connection with the decision by the Supreme Court of the United States on March 18, 2002 to deny review of the settlement of our shareholder class action relating to the accounting irregularities at the former business units of CUC International, we will fund our remaining obligation by mid-July with cash on hand and, if necessary, existing and available credit facilities.

         A copy of the press release announcing the Supreme Court's decision is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Item 7. Exhibits

         See Exhibit Index





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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           CENDANT CORPORATION



                           BY:     /S/ ERIC BOCK
                              -----------------------------------
                                   Eric J. Bock
                                   Senior Vice President -- Law
                                   and Corporate Secretary


Date:  March 19, 2002







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                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K
                  REPORT DATED MARCH 19, 2002 (MARCH 19, 2002)


                                  EXHIBIT INDEX


EXHIBIT NO.     DESCRIPTION
-----------     -----------

99.1 Press Release issued by Cendant Corporation on March 19, 2002, announcing the Supreme Court's decision to deny review of Cendant's class action settlement.












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